                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 2-66268

DEAN WITTER
TAX-EXEMPT SECURITIES TRUST
PROSPECTUS -- MARCH 26, 1997
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DEAN WITTER TAX-EXEMPT SECURITIES TRUST (THE "FUND") IS AN OPEN-END,
DIVERSIFIED MANAGEMENT INVESTMENT COMPANY, WHOSE INVESTMENT OBJECTIVE IS TO PROVIDE A HIGH LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX, CONSISTENT WITH THE PRESERVATION OF CAPITAL. THE FUND INVESTS PRINCIPALLY IN TAX-EXEMPT FIXED-INCOME SECURITIES WHICH ARE RATED IN THE THREE HIGHEST CATEGORIES BY MOODY'S INVESTORS SERVICE, INC. OR STANDARD & POOR'S CORPORATION. (SEE "INVESTMENT OBJECTIVE AND POLICIES.")

   This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated March 26, 1997, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

TABLE OF CONTENTS

Prospectus Summary ....................................................      2

Summary of Fund Expenses ..............................................      3

Financial Highlights ..................................................      3

The Fund and its Management ...........................................      4

Investment Objective and Policies .....................................      4

 Risk Considerations and Investment Practices .........................      6

Investment Restrictions ...............................................      8

Purchase of Fund Shares ...............................................      9

Shareholder Services ..................................................     11

Redemptions and Repurchases ...........................................     13

Dividends, Distributions and Taxes ....................................     13

Performance Information ...............................................     14

Additional Information ................................................     15

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.


DEAN WITTER
TAX-EXEMPT SECURITIES TRUST
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048
(212) 392-2550 OR
(800) 869-NEWS (TOLL-FREE)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                            IS A CRIMINAL OFFENSE.

                    Dean Witter Distributors Inc., Distributor

PROSPECTUS SUMMARY
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
 The                The Fund is organized as a Trust, commonly known as a Massachusetts business
Fund                trust, and is an open-end, diversified management investment company investing principally in investment grade, tax-exempt fixed-income securities
                    (see page 4).
------------------  -----------------------------------------------------------------------------
Shares Offered      Shares of beneficial interest with $0.01 par value (see page 15).
------------------  -----------------------------------------------------------------------------
Offering            The price of the shares offered by this prospectus varies with the changes in
Price               the value of the Fund's investments. The offering price, determined once daily as of 4:00 p.m., New York time, on each day that the New York Stock
                    Exchange is open, is equal to the net asset value plus a sales charge of 4.0%
                    of the offering price, scaled down on purchases of $25,000 or over (see pages
                    9-10).
------------------  -----------------------------------------------------------------------------
Minimum             Minimum initial purchase is $1,000; ($100 if the account is opened through
Purchase            EasyInvest (Service Mark) ); minimum subsequent purchase is $100 (see page
                    9).
------------------  -----------------------------------------------------------------------------
Investment          The investment objective of the Fund is to provide a high level of current
Objective           income exempt from federal income tax, consistent with the preservation of capital (see page 4).
------------------  -----------------------------------------------------------------------------
Investment          Dean Witter InterCapital Inc. ("InterCapital"), the Investment Manager of the
Manager             Fund, and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 102 investment companies and other portfolios with assets of approximately $93 billion at February 28, 1997 (see page 4).
------------------  -----------------------------------------------------------------------------
Management          The monthly fee is at an annual rate of 1/2 of 1% of average daily net
Fee                 assets, scaled down on assets over $500 million (see page 4).
------------------  -----------------------------------------------------------------------------
Dividends and       Income dividends are declared daily and paid monthly; capital gains, if any,
Capital Gains       may be distributed annually or retained for reinvestment by the Fund.
Distributions       Dividends and distributions are automatically reinvested in additional shares at net asset value (without sales charge), unless the shareholder elects to receive cash (see pages 13-14).
------------------  -----------------------------------------------------------------------------
Distributor         Dean Witter Distributors Inc. (see page 9).
------------------  -----------------------------------------------------------------------------
Sales Charge        4.0% of offering price (4.17% of amount invested); reduced charges on purchases of $25,000 or more (see pages 9-10).
------------------  -----------------------------------------------------------------------------
Redemption          Shares redeemable by the shareholder at net asset value. An account may be involuntarily redeemed if shares owned have a net asset value of less than
                    $100 or, if the account was opened through EasyInvest (Service Mark), if after twelve months the shareholder has invested less than $1,000 in the account. (see pages 13).
------------------  -----------------------------------------------------------------------------
Risks               The value of the Fund's portfolio securities, and therefore the Fund's net asset value per share, may increase or decrease due to various factors, principally changes in prevailing interest rates and the ability of the issuers of the Fund's portfolio securities to pay interest and principal on such obligations. The Fund may purchase when-issued and delayed delivery securities (see page 6). The Fund may also invest in futures and options, which may be considered speculative in nature and which may involve greater risks than those customarily assumed by certain other investment companies which do not invest in such instruments (see page 7).
------------------  -----------------------------------------------------------------------------

The above is qualified in its entirety by the detailed information appearing elsewhere in the Prospectus and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
-----------------------------------------------------------------------------

The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended December 31, 1996.

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price).....................................       4.0%
Maximum Sales Charge Imposed on Reinvested Dividends......................       None
Deferred Sales............................................................       None
Redemption Fees...........................................................       None
Exchange Fee..............................................................       None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fee............................................................      0.43%
Other Expenses............................................................      0.05%
Total Fund Operating Expenses.............................................      0.48%

 EXAMPLE                                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------  --------  ---------  ---------  ----------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end
 of each time period:.........................................    $45        $55        $66        $98

   THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management" and "Purchase of Fund Shares." There are reduced sales charges on purchases of $25,000 or more (see "Purchase of Fund Shares").

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------

   The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, the notes thereto and the unqualified report of independent accountants, which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.

                                         FOR THE YEAR ENDED DECEMBER 31,
                               -------------------------------------------------
                                  1996      1995      1994       1993      1992
                               --------  --------  ---------  --------  --------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period ......................   $12.09    $11.01    $12.41     $11.88    $11.65
                               --------  --------  ---------  --------  --------
Net investment income ........     0.65      0.67      0.70       0.77      0.79
Net realized and unrealized
 gain (loss) .................    (0.24)     1.19     (1.37)      0.54      0.23
                               --------  --------  ---------  --------  --------
Total from investment
 operations ..................     0.41      1.86     (0.67)      1.31      1.02
                               --------  --------  ---------  --------  --------
Less dividends and
 distributions from:
 Net investment income .......    (0.65)    (0.67)    (0.70)     (0.77)    (0.79)
 Net realized gain ...........    (0.08)    (0.11)    (0.03)     (0.01)     --
                               --------  --------  ---------  --------  --------
Total dividends and
 distributions ...............    (0.73)    (0.78)    (0.73)     (0.78)    (0.79)
                               --------  --------  ---------  --------  --------
Net asset value, end of
 period ......................   $11.77    $12.09    $11.01     $12.41    $11.88
                               ========  ========  =========  ========  ========
TOTAL INVESTMENT RETURN+  ....     3.61%    17.37%    (5.55)%    11.23%     9.09%
RATIOS TO AVERAGE NET ASSETS:
Expenses .....................     0.48%     0.48%     0.47%      0.47%     0.49%
Net investment income.........     5.52%     5.76%     6.02%      6.23%     6.74%
SUPPLEMENTAL DATA:
Net assets, end of period,
 in millions .................   $1,190    $1,325    $1,295     $1,582    $1,323
Portfolio turnover rate  .....       18%       21%       16%        13%        4%

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                  1991      1990      1989      1988      1987
                               --------  --------  --------  --------  ---------
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of
 period ......................   $11.09    $11.28    $10.96    $10.45    $11.50
                               --------  --------  --------  --------  ---------
Net investment income ........     0.80      0.80      0.81      0.81      0.80
Net realized and unrealized
 gain (loss) .................     0.56     (0.18)     0.32      0.51     (0.97)
                               --------  --------  --------  --------  ---------
Total from investment
 operations ..................     1.36      0.62      1.13      1.32     (0.17)
                               --------  --------  --------  --------  ---------
Less dividends and
 distributions from:
 Net investment income .......    (0.80)    (0.81)    (0.81)    (0.81)    (0.83)
 Net realized gain ...........     --        --        --        --       (0.05)
                               --------  --------  --------  --------  ---------
Total dividends and
 distributions ...............    (0.80)    (0.81)    (0.81)    (0.81)    (0.88)
                               --------  --------  --------  --------  ---------
Net asset value, end of
 period ......................   $11.65    $11.09    $11.28    $10.96    $10.45
                               ========  ========  ========  ========  =========
TOTAL INVESTMENT RETURN+  ....    12.71%     5.86%    10.61%    13.02%    (1.44)%
RATIOS TO AVERAGE NET ASSETS:
Expenses .....................     0.51%     0.51%     0.51%     0.54%     0.52%
Net investment income.........     7.05%     7.25%     7.31%     7.51%     7.42%
SUPPLEMENTAL DATA:
Net assets, end of period,
 in millions .................   $1,145    $1,010    $1,033     $908       $896
Portfolio turnover rate  .....       10%       19%       13%       17%       37%

------------

+ Does not reflect the deduction of sales load. Calculated based on the net asset value as of the last business day of the period.

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

   Dean Witter Tax-Exempt Securities Trust (the "Fund") is an open-end, diversified management investment company incorporated in Maryland on December 13, 1979. The Fund reorganized as a trust of the type commonly known as a "Massachusetts business trust" on April 30, 1987.

   Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

   InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to a total of 102 investment companies, 30 of which are listed on the New York Stock Exchange, with combined total net assets of approximately $89.8 billion as of February 28, 1997. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $3.2 billion at such date.

   On February 5, 1997, DWDC and Morgan Stanley Group Inc. announced that they had entered into an Agreement and Plan of Merger, with the combined company to be named Morgan Stanley, Dean Witter, Discover & Co. The business of Morgan Stanley Group Inc. and its affiliated companies is providing a wide range of financial services for sovereign governments, corporations, institutions and individuals throughout the world. DWDC is the direct parent of InterCapital and Dean Witter Distributors Inc., the Fund's distributor. It is currently anticipated that the transaction will close in mid-1997. Thereafter, InterCapital and Dean Witter Distributors Inc. will be direct subsidiaries of Morgan Stanley, Dean Witter, Discover & Co.

   The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

   The Fund's Trustees review the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily at an annual rate of 0.50% of the daily net assets of the Fund up to $500 million, scaled down at various asset levels to 0.325% on net assets over $1.25 billion. For the fiscal year ended December 31, 1996, the Fund accrued total compensation to the Investment Manager amounting to 0.43% of the Fund's average daily net assets and the Fund's total expenses amounted to 0.48% of the Fund's average daily net assets.

INVESTMENT OBJECTIVE AND POLICIES
-----------------------------------------------------------------------------

   The investment objective of the Fund is to provide a high level of current income which is exempt from federal income tax, consistent with the preservation of capital. There is no assurance that this objective will be achieved. This objective is fundamental and may not be changed without shareholder approval. The Fund seeks to achieve its investment objective by investing its assets in accordance with the following policies:


   1. At least 80% of the Fund's total assets will be invested in tax-exempt securities, except as stated in paragraph (5) below. Tax-exempt securities consist of Municipal Bonds and Municipal Notes ("Municipal Obligations") and Municipal Commercial Paper.


   2. At least 75% of the Fund's total assets will be invested in: (a) Municipal Bonds which are rated at the time of purchase within the three highest grades by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"); (b) Municipal Notes which at the time of purchase are rated in the two highest grades by Moody's or S&P, or, if not rated, have outstanding one or more issues of Municipal Bonds rated as set forth in clause (a) of this paragraph; and (c) Municipal Commercial Paper which at the time of purchase are rated P-1 by Moody's or A-1 by S&P.

   3. Up to 25% of the Fund's total assets may be invested in tax-exempt securities which are not rated by Moody's or S&P or, if rated, are not within the rating categories of Moody's or S&P stated in paragraph (2) above.

   4. In accordance with the current position of the staff of the Securities and Exchange Commission, tax-exempt securities which are subject to the federal alternative minimum tax for individual shareholders will not be included in the 80% total described in paragraph 1 above. (See "Dividends, Distributions and Taxes," below.) As such, the remaining 20% of the Fund's total assets may be invested in tax-exempt securities subject to the alternative minimum tax.

   5. Inclusive of paragraph 4 above, up to 20% of the Fund's total assets may be invested in taxable money market instruments under any one or more of the following circumstances: (a) pending investment of proceeds of sale of Fund shares or of portfolio securities; (b) pending settlement of purchases of portfolio securities; and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, the Fund may temporarily invest more than 20% of its total assets in taxable securities, or in tax-exempt securities subject to the federal alternative minimum tax for individual shareholders, to maintain a "defensive" posture when, in the opinion of the Investment Manager, it is advisable to do so because of market conditions. The types of taxable securities in which the Fund may temporarily invest are limited to the following short-term fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the United States Government, its agencies, instrumentalities or authorities; (ii) commercial paper rated P-1 by Moody's or A-1 by S&P; (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to any of the foregoing portfolio securities.

   Municipal Obligations are debt obligations of states, cities, municipalities and municipal agencies which generally have maturities, at the time of their issuance, of either one year or more (Bonds) or from six months to three years (Notes). Municipal Commercial Paper refers to short-term obligations of municipalities. Any Municipal Obligation which depends directly or indirectly on the credit of the Federal Government shall be considered to have a rating of Aaa/AAA. The Fund may purchase Municipal Obligations which had originally been issued by the same issuer as two separate series of the same issue with different interest rates, but which are now linked together to form one series.

   While the Fund may invest up to 25% of its total assets in Municipal Obligations which are unrated or, if rated, are not within the three highest Bond rating categories of Moody's or S&P or the two highest Note rating categories of Moody's or S&P, the Fund does not intend to invest in Municipal Bonds which are rated below either Baa by Moody's or BBB by S&P (the lowest ratings considered investment grade) or, if not rated, are deemed by the Investment Manager to be below investment grade, in amounts exceeding 5% of its total assets. Investments in Municipal Bonds rated either Baa by Moody's or BBB by S&P may have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. Municipal Bonds rated below investment grade may not currently be paying any interest and may have extremely poor prospects of ever attaining any real investment standing.

   The two principal classifications of Municipal Obligations and Commercial Paper are "general obligation" and "revenue" obligations or commercial paper. General obligation bonds, notes or commercial paper are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds, notes or commercial paper include a state, its counties, cities, towns and other government units. Revenue bonds, notes or commercial paper are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from specific revenue sources. Revenue bonds, notes or commercial paper are issued for a wide variety of purposes, including the financing of electric, gas, water and sewer systems and other public utilities; industrial development and pollution control facilities; single and multi-family housing units; public buildings and facilities; air and marine ports; transportation facilities such as toll roads, bridges and tunnels; and health and educational facilities such as hospitals and dormitories. They rely primarily on user fees to pay debt service, although the principal revenue source is often supplemented by additional security features which are intended to enhance the creditworthiness of the issuer's obligations. In some cases, particularly revenue bonds issued to finance housing and public buildings, a direct or implied "moral obligation" of a governmental unit may be pledged to the payment of debt service. In other cases, a special tax or other charge may augment user fees.

   Included within the revenue category are participations in lease obligations or installment purchase contracts (hereinafter collectively called "lease obligations") of municipalities. State and local governments issue lease obligations to acquire equipment and facilities.

   Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

   Lease obligations represent a type of financing that may not have the depth of marketability associated with more conventional municipal obligations, and, as a result, certain of such lease obligations may be considered illiquid securities. To determine whether or not the Fund will consider such securities to be illiquid (the Fund may not invest more than ten percent of its net assets in illiquid securities), the Trustees of the Fund have established guidelines to be utilized by the Fund in determining the liquidity of a lease obligation. The factors to be considered in making the determination include: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

   The interest rates payable on certain Municipal Bonds and Municipal Notes are not fixed and may fluctuate based upon changes in market rates. Municipal obligations of this type are called "variable rate" obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based.

   The foregoing percentage and rating policies apply at the time of acquisition of a security based on the last previous determination of the Fund's net asset value. Any subsequent change in any rating by a rating service or change in percentages resulting from market fluctuations or other changes in the Fund's total assets will not require elimination of any security from the Fund's portfolio until such time as the Investment Manager determines that it is practicable to sell the security without undue market or tax consequences to the Fund.

   The ratings assigned by Moody's and S&P represent their opinions as to the quality of the securities which they undertake to rate (see the Appendix to the Statement of Additional Information). It should be emphasized, however, that the ratings are general and not absolute standards of quality.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase tax-exempt securities on a when-issued or delayed delivery basis; i.e., delivery and payment can take place a month or more after the date of the transaction. These securities are subject to market fluctuation and no interest accrues to the purchaser prior to settlement. At the time the Fund makes the commitment to purchase such securities, it will record the transaction and thereafter reflect the value, each day, of such securities in determining its net asset value. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

   A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

RISK CONSIDERATIONS AND INVESTMENT PRACTICES

The value of the Fund's portfolio securities and, therefore, the Fund's net asset value per share, may increase or decrease due to various factors, principally changes in prevailing interest rates and the ability of the issuers of the Fund's portfolio securities to pay interest and principal on such obligations on a timely basis. Generally, a rise in interest rates will result in a decrease in the Fund's net asset value per share, while a drop in interest rates will result in an increase in the Fund's net asset value per share. The Fund's yield will also vary based on the yield of the Fund's portfolio securities.

FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may enter into financial futures contracts ("futures contracts"), options on such futures and municipal bond index futures contracts for hedging purposes. The Fund may sell a futures contract or a call option thereon or purchase a put option on such futures contract, if the Investment Manager anticipates interest rates to rise, as a hedge against a decrease in the value of the Fund's portfolio securities. If the Investment Manager anticipates that interest rates will decline, the Fund may purchase a futures contract or a call option thereon or sell a put option on such futures contract, to protect against an increase in the price of the securities the Fund intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

   Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction.

   Unlike a futures contract, which requires the parties to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract (a long position in the case of a call option and a short position in the case of a put option). If the holder decides not to enter into the contract, the premium paid for the option on the contract is lost. Since the value of the option is fixed at the point of sale, there are not daily payments of cash to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a futures contract. The value of the option does change and is reflected in the net asset value of the Fund.

   A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. The risk of imperfect correlation may be increased by the fact that the Fund will invest in futures contracts on taxable securities and there is no guarantee that the prices of taxable securities will move in a similar manner to the prices of tax-exempt securities. The correlation may be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

   Another risk is that the Fund's manager could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale.

   In addition to the risks that apply to all options transactions (see the Statement of Additional Information for a description of the characteristics of, and the risks of investing in, options on debt securities), there are several special risks relating to options on futures; in particular, the ability to establish and close out positions on options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

MUNICIPAL BOND INDEX FUTURES. The Fund may utilize municipal bond index futures contracts and options thereon for hedging purposes. The Fund's strategies in employing such contracts will be similar to that discussed above with respect to financial futures and options thereon. A municipal bond index is a method of reflecting in a single number the market value of many different municipal bonds and is designed to be representative of the municipal bond market generally. The index fluctuates in response to changes in the market values of the bonds included within the index. Unlike futures contracts on particular financial instruments, transactions in futures on a municipal bond index will be settled in cash, if held until the close of trading in the contract. However, like any other futures contract, a position in the contract may be closed out by purchase or sale of an offsetting contract for the same delivery month prior to expiration of the contract.

   The Fund may not enter into futures contracts or purchase related options thereon if immediately thereafter the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets. The Fund may not purchase or sell futures contracts or related options thereon if, immediately thereafter, more than one-third of its net assets would be hedged.

   For a discussion of the risks of certain types of Municipal Obligations, such as lease obligations, see above in "Investment Objective and Policies."

PORTFOLIO MANAGEMENT

The Fund is actively managed by the Investment Manager with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital, the views of Trustees of the Fund and others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors it deems relevant. The Fund is managed within InterCapital's Tax-Exempt Group, which manages 40 tax-exempt municipal funds and fund portfolios, with approximately $10.8 billion in assets as of February 28, 1997. James F. Willison, Senior Vice President of InterCapital and Manager of InterCapital's Municipal Fixed Income Group and Joseph R. Arcieri, Vice President of InterCapital and a member of InterCapital's Municipal Fixed Income Group, have been the primary portfolio co-managers of the Fund since its inception and February, 1997, respectively, and have been portfolio managers at InterCapital for over five years.

   Securities are purchased and sold principally in response to the Investment Manager's current evaluation of an issuer's ability to meet its debt obligations in the future, and the Investment Manager's current assessment of future changes in the levels of interest rates on tax-exempt securities of varying maturities. Securities purchased by the Fund are, generally, sold by dealers acting as principal for their own accounts. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR.

   The portfolio trading engaged in by the Fund may result in its portfolio turnover rate exceeding 100%. The Fund will incur underwriting discount costs (on underwritten securities) commensurate with its portfolio turnover rate. Additionally, see "Dividends, Distributions and Taxes" for a discussion of the tax policy of the Fund. A more extensive discussion of the Fund's portfolio brokerage policies is set forth in the Statement of Additional Information.

   Except as specifically noted, all investment objectives, policies and practices discussed above are not fundamental policies of the Fund and, as such, may be changed without shareholder approval.

INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act.

   For purposes of the following restrictions: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security, and provided further that a guarantee of a security shall not be deemed to be a security issued by the guarantor if the value of all securities issued or guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the total assets of the Fund; (b) a "taxable security" is any security the interest on which is subject to federal income tax; and (c) all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the Fund's total assets does not require elimination of any security from the portfolio.

The Fund may not:

   1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities).

   2. Purchase more than 10% of all outstanding taxable debt securities or any one issuer (other than obligations issued, or guaranteed as to principal and interest, by the United States Government, its agencies or instrumentalities).

   3. Invest more than 25% of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to cash equivalents (industrial development and pollution control bonds are grouped into industries based upon the business in which the issuers of such obligations are engaged).

   4. Invest more than 5% of the value of its total assets in taxable securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities.

PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------

   The Fund offers its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers who have entered into agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

   The minimum initial purchase is $1,000. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Tax-Exempt Securities Trust, directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, N.J. 07303 or by contacting a DWR or other Selected Broker-Dealer account executive. The minimum initial purchase in the case of investments through EasyInvest (Service Mark), an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months.

   In the case of purchases made pursuant to systematic payroll deduction plans (including individual retirement plans), the Fund, in its discretion, may accept such purchases without regard to any minimum amounts which would otherwise be required if the Fund has reason to believe that additional purchases will increase the amount of the purchase of shares in all accounts under such plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent. The offering price will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                             SALES CHARGE
                                   -------------------------------
                                    PERCENTAGE OF     APPROXIMATE
             AMOUNT OF                  PUBLIC       PERCENTAGE OF
        SINGLE TRANSACTION          OFFERING PRICE  AMOUNT INVESTED
---------------------------------  --------------  ---------------
Less than $25,000.................       4.00%           4.17%
$25,000 but less than $50,000 ....       3.50            3.63
$50,000 but less than $100,000 ...       3.25            3.36
$100,000 but less than $250,000 ..       2.75            2.83
$250,000 but less than $500,000 ..       2.50            2.56
$500,000 but less than
 $1,000,000.......................       1.75            1.78
$1,000,000 and over...............       0.50            0.50

   Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when substantially the entire sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933, as amended.

   The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Act; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

   Sales personnel are compensated for selling shares of the Fund at the time of their sale by the Distributor and/or Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise.

   Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment generally is due on or before the third business day (settlement date) after the order is placed with the Distributor. Shares of the Fund purchased through the Distributor are entitled to dividends beginning on the next business day following settlement date. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds where payment is made prior thereto. Shares purchased through the Transfer Agent are entitled to dividends beginning on the next business day following receipt of an order. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive capital gains distributions if their order is received by the close of business on the day prior to the record date for such distributions. The Fund and/or the Distributor reserve the right to reject any purchase order.

ANALOGOUS DEAN WITTER FUNDS. The Distributor and the Investment Manager serve in the same capacities for Dean Witter National Municipal Trust, an open-end investment company with investment objectives and policies similar to those of the Fund. Unlike the Fund, however, shares of Dean Witter National Municipal Trust are offered to the public at net asset value, with a contingent deferred sales charge assessed upon redemptions within three years of purchase, as well as an annual Rule 12b-1 distribution fee, rather than a sales charge imposed at the time of purchase. These two Dean Witter Funds have differing fees and expenses, which will affect performance. Investors who would like to receive a prospectus for Dean Witter National Municipal Trust should call the telephone numbers listed on the front cover of this Prospectus, or may call their account executive for additional information.

REDUCED SALES CHARGES

COMBINED PURCHASE PRIVILEGE. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of shares of the Fund in single transactions with the purchase of shares of Dean Witter High Yield Securities Inc. and of Dean Witter Funds which are sold with a contingent deferred sales charge ("CDSC funds"). The sales charge payable on the purchase of shares of the Fund and Dean Witter High Yield Securities Inc. will be at their respective rates applicable to the total amount of the combined concurrent purchases of the Fund, Dean Witter High Yield Securities Inc. and CDSC funds.

RIGHT OF ACCUMULATION. The above persons and entities may also benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of shares purchased in a single transaction, together with shares previously purchased (including shares of Dean Witter High Yield Securities Inc. and CDSC funds, and of certain Dean Witter funds acquired in exchange for shares of such funds) which are held at the time of such transaction, amounts to $25,000 or more.

   The Distributor must be notified by DWR or other Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if:
(a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.

LETTER OF INTENT. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund from DWR or another Selected Broker-Dealer. The cost of shares of the Fund or shares of Dean Witter High Yield Securities Inc. which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of shares of other Dean Witter Funds acquired in exchange for shares of such funds acquired during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), by taking the value of all assets of the Fund, subtracting its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

   Portfolio securities (other than short-term taxable debt securities, futures and options) are valued for the Fund by an outside independent pricing service approved by the Fund's Trustees. The service may utilize a computerized grid matrix of tax-exempt securities and evaluations by its staff in determining what it believes is the fair value of the Fund's portfolio securities. The Board believes that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing services are more likely to approximate the fair value of such securities.

   Short-term taxable debt securities with remaining maturities of 60 days or less at time of purchase are valued at amortized cost, unless the Board determines such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Board of Trustees. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a mark to market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair market value as determined by the Board of Trustees. Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case, they will be valued at the mean between their closing bid and asked prices. Unlisted options on debt securities are valued at the mean between their latest bid and asked price. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Board of Trustees determines that such price does not reflect their fair value, in which case they will be valued at their fair market value as determined by the Board of Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board of Trustees.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------

AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund (or, if specified by the shareholder, any other open-end investment company for which InterCapital serves as investment manager (collectively, with the Fund, the "Dean Witter Funds")), unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share (without sales charge), in shares of the Fund (or in cash if the shareholder so requests) on the monthly payment date, which will be no later than the last business day of the month for which the dividend or distribution is payable. Processing of dividend checks begins immediately following the monthly payment date. Shareholders who have requested to receive dividends in cash will normally receive their monthly dividend checks during the first ten days of the following month.

EASYINVEST (SERVICE MARK). Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").

SYSTEMATIC WITHDRAWAL PLAN. A withdrawal plan is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The plan provides for monthly or quarterly (March, June, September, December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis.

   Withdrawal plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

   Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Systematic Withdrawal Plan, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to the purchase of additional shares.

   Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

EXCHANGE PRIVILEGE. The Fund makes available to its shareholders an "Exchange Privilege" allowing the exchange of shares of the Fund for shares of other Dean Witter Funds sold with a front-end (at time of purchase) sales charge ("FESC" funds), Dean Witter Funds sold with a contingent deferred sales charge ("CDSC funds"), five Dean Witter Funds which are money market funds and Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Short-Term Bond Fund, Dean Witter Limited Term Municipal Trust, Dean Witter Balanced Income Fund, Dean Witter Balanced Growth Fund and Dean Witter Intermediate Term U.S. Treasury Trust (the foregoing eleven non-CDSC or FESC funds are hereinafter collectively referred to in this section as the "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no holding period for exchanges of shares acquired by exchange or dividend reinvestment. However, shares of CDSC funds, including shares acquired in exchange for shares of FESC funds, may not be exchanged for shares of FESC funds. Thus, shareholders who exchange their Fund shares for shares of CDSC funds may subsequently exchange those shares for shares of other CDSC funds or money market funds but may not reacquire FESC fund shares by exchange.

   An exchange to another FESC fund, to a CDSC fund, or to any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the Exchange Funds, FESC funds and CDSC funds can be effected on the same basis (except that CDSC fund shares may not be exchanged for shares of FESC funds). Shares of a CDSC fund acquired in exchange for shares of an FESC fund (or in exchange for shares of other Dean Witter Funds for which shares of an FESC fund have been exchanged) are not subject to any contingent deferred sales charge upon their redemption.

   Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors shoud be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.

   The Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund may be exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in their margin account.

   The current prospectus for each fund describes its investment objectives and policies, and shareholders should obtain one and read it carefully before investing. Exchanges are subject to the minimum investment requirement and other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until the share certificate(s) have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes as a redemption or repurchase of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange is limited in situations where there is an exchange of shares within ninety days after the shares are purchased. There are also limits on the deduction of losses after the payment of exempt-interest dividends for shares held for less than six months (see "Dividends, Distributions and Taxes"). The Exchange Privilege is only available in states where an exchange may legally be made.

   If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their DWR or other Selected Broker-Dealer account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made by contacting the Transfer Agent at (800) 869-NEWS (toll-free). The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

   Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request (see "Redemptions and Repurchases"). Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Dean Witter Funds in the past.

   For further information regarding the Exchange Privilege, shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------

REDEMPTION. Shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined (without any redemption or other charge). If shares are held in a shareholder's account without a share certificate, a written request for redemption is required. If certificates are held by the shareholder(s), the shares may be redeemed by surrendering the certificate(s) with a written request for redemption, along with any additional information required by the Transfer Agent.

REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next determined (see "Purchase of Fund Shares--Determination of Net Asset Value") after such repurchase order is received by DWR or other Selected Broker-Dealer. Payment for shares repurchased may be made by the Fund to the Distributor for the account of the shareholder. The offers by DWR and other Selected Broker-Dealers to repurchase shares from shareholders may be suspended by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended at times when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of investment of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her share redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 30 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at their net asset value (without a sales charge) next determined after a reinstatement request, to gether with the proceeds, is received by the Transfer Agent.

INVOLUNTARY REDEMPTION. The Fund reserves the right, on sixty days notice, to redeem at net asset value, the shares of any shareholder whose shares have a value of less than $100 as a result of redemptions or repurchases, or such lesser amount as may be fixed by the Board of Trustees or, in the case of an account opened through EasyInvest, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder to make an additional investment in an amount which will increase the value of the account to at least the applicable amount before the redemption is processed. No charge will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS. The Fund declares dividends from net investment income on each day the New York Stock Exchange is open for business (see "Purchase of Fund Shares"). Such dividends are paid monthly. The Fund intends to distribute all of the Fund's net investment income on an annual basis.

   The Fund will distribute at least once each year all net realized short-term capital gains in excess of any realized net long-term capital losses, if any. The Fund intends to distribute all of its realized net long-term capital gains, if any, in excess of any realized net short-term capital losses and any available net capital loss carryovers, at least once per fiscal year, although it may elect to retain all or part of such gains for reinvestment. Taxable capital gains may be generated by the sale of portfolio securities and by transactions in options and futures contracts engaged in by the Fund. All dividends and capital gains distributions will be paid in additional Fund shares (without sales charge) and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends be paid in cash and such request is received by the close of business on the day prior to the record date for such distributions (see "Shareholder Services--Automatic Investment of Dividends and Distributions"). Any dividends declared in the last quarter of any calendar year which are paid in the following calendar year prior to February 1 will be deemed received by the shareholder in the prior calendar year.

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
TAXES. Because the Fund intends to distribute all of its net investment income and capital gains to shareholders and intends to otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax.

   The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each quarter of its taxable year, at least 50% of the value of its total assets in tax-exempt securities. If the Fund satisfies such requirement, distributions from net investment income to shareholders, whether taken in cash or reinvested in additional shares, will be excludable from gross income for federal income tax purposes to the extent net investment income is represented by interest on tax-exempt securities. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax. The Internal Revenue Code may subject interest received on certain otherwise tax-exempt securities to an alternative minimum tax. This alternative minimum tax may be incurred due to interest received on certain "private activity bonds" (in general, bonds that benefit non-government entities) issued after August 7, 1986 which, although tax-exempt, are used for purposes other than those generally performed by government units (e.g., bonds used for commercial or housing purposes). Income received on such bonds is classified as a "tax preference item," under the alternative minimum tax, for both individual and corporate investors. The Fund anticipates that a portion of its investments will be made in such "private activity bonds," with the result that a portion of the exempt-interest dividends paid by the Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. In addition, certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

   Under the Revenue Reconciliation Act of 1993, all or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount after April 30, 1993 will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders.

   Within sixty days after the end of its fiscal year, the Fund will mail to its shareholders a statement indicating the percentage of the dividend distributions for such fiscal year which constitutes exempt-interest dividends and the percentage, if any, that is taxable, and the percentage, if any, of the exempt-interest dividends which constitutes an item of tax preference.

   Shareholders will normally be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of net short-term capital gains, if any. Distributions of long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the distribution is received in additional shares or in cash. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and proceeds of redemptions or repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to accuracy.

   Any loss on the sale or exchange of shares of the Fund which are held for six months or less is disallowed to the extent of the amount of any exempt-interest dividend paid with respect to such shares. Treasury Regulations may provide for a reduction in such required holding periods. If a shareholder receives a distribution that is taxed as a long-term capital gain on shares held for six months or less and sells those shares at a loss, the loss will be treated as a long-term capital loss.

   Interest on indebtedness incurred by shareholders to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for federal income tax purposes.

   The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Thus, shareholders of the Fund may be subject to state and local taxes on exempt-interest dividends.

   The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

   Shareholders should consult their tax advisers as to the applicability of the above to their own tax situation.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

   From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of the Fund is computed by dividing the Fund's net investment income over a

30-day period by an average value (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the Fund's yield. The Fund may also quote tax-equivalent yield, which is calculated by determining the pre-tax yield which, after being taxed at a stated rate, would be equivalent to the yield determined as described above.

   The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment of $1,000 over periods of one, five and ten years. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the Fund and all sales charges incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

   In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the imposition of the front-end sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 or $100,000 in shares of the Fund by adding 1 to the Fund's aggregate total return to date and multiplying by $9,600, $48,375 or $97,250 ($10,000, $50,000 or $100,000 adjusted for
4.00%, 3.25% and 2.75% sales charges, respectively). The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc.).

ADDITIONAL INFORMATION
-----------------------------------------------------------------------------

VOTING RIGHTS. All shares of beneficial interest of the Fund are of $.01 par value and are equal as to earnings, assets and voting privileges.

   The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees or by the shareholders.

   Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any share holder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability and the nature of the Fund's assets and operations, the possibility of the Fund's being unable to meet its obligations is remote and, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within 60 days of a sale or a sale within 60 days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within 30 days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

DEAN WITTER
TAX-EXEMPT SECURITIES TRUST
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and
General Counsel

James F. Willison
Vice President

Joseph R. Arcieri
Vice President

Thomas F. Caloia
Treasurer

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.